Russell Multi-Strategy Alternative Fund: Classes A, C, E, S and Y

RUSSELL INVESTMENT COMPANY

RUSSELL MULTI-STRATEGY ALTERNATIVE FUND

Supplement dated August 1, 2012 to

PROSPECTUS DATED JUNE 7, 2012

I.  RISK/RETURN SUMMARY:

(i) PRINCIPAL INVESTMENT STRATEGIES: The following information is added to the sub-section entitled “Principal Investment Strategies of the Fund” in the Risk/Return Summary section in the Prospectus listed above:

The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940 which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

(ii) PRINCIPAL RISKS: The following risk factor is added to the sub-section entitled “Principal Risks of Investing in the Fund” in the Risk/Return Summary section in the Prospectus listed above:

•

Non-Diversification Risk. To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of that single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

II.  INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES: The following information is added to the sub-section entitled “Principal Investment Strategies” in the Investment Objective and Investment Strategies section in the Prospectus listed above:

The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940 which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The non-diversified status provides the Fund with greater investment flexibility and to take larger positions in one or more issuers.

III.  RISKS: The following changes are made in the “Risks” section in the Prospectus listed above:

(i) “Non-Diversification Risk” is added to the “Principal Risks” column of the “Risks” table in the Prospectus listed above.

(ii) The following information is added to the “Risks” section in the Prospectus listed above:

Non-Diversification Risk

A non-diversified fund is subject to additional risk. To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Fund were a diversified fund.

36-08-439

RUSSELL INVESTMENT COMPANY

RUSSELL MULTI-STRATEGY ALTERNATIVE FUND

Supplement dated August 1, 2012 to

STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 7, 2012

In the sub-section entitled “Organization and Business History” in the Structure and Governance section of the SAI, the second paragraph is deleted and replaced with the following:

RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. The Fund is non-diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.